UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
3.800% Senior Notes due 2032	TAP 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 Annual Meeting of Stockholders of Molson Coors Beverage Company (the “Company”) held on May 14, 2025 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of the Molson Coors Beverage Company Incentive Compensation Plan (the “Plan”). The Plan was amended and restated to, among other things, (i) increase the number of shares of the Company’s Class B common stock that may be issued under the Plan by 5,000,000 shares, and (ii) extend the term of the Plan for ten years, to May 14, 2035. The Plan was also amended and restated to make certain other administrative changes. The Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the Plan can be found in Proposal No. 3--Approval of the Amendment and Restatement of the Molson Coors Beverage Company Incentive Compensation Plan in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on April 2, 2025 (the “Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the Proxy Statement are only summaries and are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on four proposals that are described in detail in the Proxy Statement. Set forth below are the matters the stockholders voted on and the final voting results.

Proposal 1:

Votes of the Company’s Class A and Class B common stock, respectively, regarding the election of the persons named below as directors for a one-year term were as follows:

CLASS A DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
David S. Coors	5,102,542	2,313	11,247
Peter J. Coors	5,102,539	2,316	11,247
Mary Lynn Ferguson-McHugh	5,103,158	1,697	11,247
Gavin D.K. Hattersley	5,103,282	1,573	11,247
Andrew T. Molson	5,102,553	2,302	11,247
Geoffrey E. Molson	5,102,557	2,298	11,247
Nessa O'Sullivan	5,103,056	1,799	11,247
H. Sanford Riley	5,103,153	1,702	11,247
Jill Timm	5,103,076	1,779	11,247
Leroy J. Williams, Jr.	5,103,087	1,768	11,247
James “Sandy” A. Winnefeld, Jr.	5,103,074	1,781	11,247

CLASS B DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
Christian P. Cocks	162,785,571	4,052,621	-
Roger G. Eaton	132,267,851	34,570,341	-
Charles M. Herington	154,431,671	12,406,521	-

Proposal 2:

Votes of the Company’s Class A and Class B common stock, together as a single class, regarding the approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
167,356,874	4,390,706	195,467	11,247

Proposal 3:

Votes of the Company’s Class A common stock regarding the approval of the Amendment and Restatement of the Molson Coors Beverage Company Incentive Compensation Plan were as follows:

For	Against	Abstain	Broker Non-Votes
5,102,202	2,116	537	11,247

Proposal 4:

Votes of the Company’s Class A common stock regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 were as follows:

For	Against	Abstain	Broker Non-Votes
5,115,830	66	206	n/a

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Document Description
10.1	Molson Coors Beverage Company Incentive Compensation Plan, as amended and restated.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	May 16, 2025	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal & Government Affairs Officer and Secretary

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